Exibit 10

                              TASTY BAKING COMPANY
                         RESTRICTED STOCK INCENTIVE PLAN

                                    ARTICLE I

         1.1 Purpose. The purpose of the Plan is to provide Executives with additional incentives, beyond their base compensation, cash bonuses, fringe benefits and other perquisites, to contribute to the long term growth of the Company's earnings and shareholder value through the grant of conditional awards of shares of the Company's common stock.

         1.2 Aggregate Shares Subject to the Plan. (a) The aggregate number of Shares that may be issued under this Plan will be two hundred thousand (200,000). Shares which are unissued, or issued Shares which are forfeited, may be used for the purposes of this Plan. Shares subject to conditional Target Share Awards which are not transferred, or had been transferred but are subsequently forfeited due to the failure to satisfy all of the applicable conditions, either in whole or in part, will be available for Target Share Awards under this Plan. No fractional shares of common stock shall be issued pursuant to the Plan.

         (b) In the event of a stock dividend, stock split, or other subdivision or combination of the common stock, the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event there will be a proportionate adjustment in the number of Shares subject to any Target Share Awards which have not vested. In the event that the outstanding Shares are changed or converted into, or exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation by reason of a reorganization, merger, consolidation, division, reclassification, or combination, appropriate adjustment shall be made in the number of Shares and kind of common stock for which awards may be or may have been made under the Plan, to the end that the proportionate interests of Participants shall be maintained as before the occurrence of such event; provided, however, that in the event of any contemplated transaction which may constitute a Change of Control of the Company, the Committee may modify any and all outstanding awards, so as to accelerate, as a consequence of or in connection with such transaction, the vesting of a Participant's right to such awards or to terminate the forfeiture provisions of any awards under the Plan.

         1.3 Effective Date. The Plan will be effective as of December 31, 2000, subject to the approval of the shareholders of the Company.





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                                   ARTICLE II


         As used herein, the following capitalized words and phrases will have the respective meanings set forth below:

         2.1 "Beneficiary" means the person, persons or entity designated by a Participant to receive Target Share Awards upon the death of the Participant.

         2.2 "Board" means the Board of Directors of the Company.

         2.3 "Change of Control" means any of the following events:

         (a) any change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A or Item 1 of Form 8-K promulgated under the Exchange Act;

         (b) the acquisition by any person or group of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's outstanding securities then entitled to vote generally in the election of directors, excluding however acquisitions by the Company or any of its subsidiaries, or any employee benefit plan sponsored or maintained by the Company, or by a corporation pursuant to a reorganization, merger, consolidation, division or issuance of securities if the conditions described in clauses (f)(i) and (ii) below are satisfied;

         (c) if individuals who constitute the Board as of the date hereof ("Incumbent Board"), cease for any reason to constitute at least a majority of the Board during any twenty-four (24) month period; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board;

         (d) if the Company shall meet the delisting criteria of the New York Stock Exchange (or any successor stock exchange or automated trading system on which the Company's common stock is then traded);

         (e) if the Board shall approve the sale of all or substantially all of the assets of the Company or recommend the adoption of a plan of complete liquidation or dissolution of the Company; or

         (f) upon approval by the shareholders of the Company of a reorganization, merger, consolidation, division, or issuance of securities, in each case unless following such transaction (i) not less than sixty percent (60%) of the outstanding equity securities of the corporation resulting from or surviving such transaction and of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the holders of the Company common stock immediately prior to such transaction in substantially the same proportions as their ownership immediately prior to such transaction, and (ii) at least a majority of the members of the board of directors of the resulting or surviving corporation were members of the Incumbent Board.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

         2.5 "Committee" or "Long Term Incentive Plan Committee" means a committee consisting solely of two or more members of the Board who are "Non-Employee Directors" within the meaning of Regulation 16b-3 under Section 16 of the Securities Exchange Act of 1934, as such regulation may be amended from time to time. To the extent feasible, the members of the Committee shall also be "outside directors" as that term is defined in the Treasury Regulations under
Section 162(m) of the Code. The members of the Committee shall be appointed from time to time by the Board. Initially, the Long Term Incentive Plan Committee of the Board shall be the Committee. No Executive may serve on the Committee.

         2.6 "Company" means Tasty Baking Company, a Pennsylvania corporation, and any successor thereto.

         2.7      "Effective Date" means December 31, 2000.

         2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended and the regulations thereunder.

         2.9 "Executive" means any corporate officer (other than Secretary or any assistant officer) or any individual in an Executive I or Executive II position, or any other employee designated as a "key employee" by the Board.

         2.10 "Fiscal Year" means the annual period on the basis of which the Company files its federal income tax returns.

         2.11 "Measurement Period" means the period identified by the Committee with respect to a Target Share Award, which shall consist of not less than one whole Fiscal Year and may consist of two or more consecutive Fiscal Years. For purposes of any Target Share Award, the Measurement Period with respect thereto shall be identified by the first Fiscal year of such Measurement Period. Solely for purposes of illustration, a Measurement Period beginning in the Fiscal Year ending in the calendar year 2001 would be identified as the "2001 Measurement Period."

         2.12 "Participant" means any Executive to whom Target Share Awards have been made which have not yet been completely vested or completed forfeited.

         2.13 "Plan" means the Tasty Baking Company Restricted Stock Incentive Plan as set forth herein, and as from time to time amended.

         2.14 "Share" or "Shares" means a share or shares of common stock of the Company, par value $.50.

         2.15  "Target"  means the  performance  target  specified  pursuant  to
Section 3.1 below, with respect to a Target Share Award.

         2.16 "Target Share Award" means the conditional grant of Shares awarded to an Executive for any Measurement Period pursuant to Section 3.1 below, which may, but need not, include an amount of money representing cumulative dividends paid with respect to such Shares, the record dates of which were within the Measurement Period and prior to the actual transfer of the Shares to the Executive.

                                   ARTICLE III
                               TARGET SHARE AWARDS

         3.1 Eligibility. (a) Prior to the commencement of a new Fiscal Year or as soon as practical thereafter, the Committee shall determine whether a Measurement Period shall commence with such Fiscal Year, and if a Measurement Period shall commence with such Fiscal Year, the Committee shall identify those Executives who shall participate in the Plan for such Measurement Period. In that event, the Committee shall also prescribe the ending date of the Measurement Period, the Target with respect to such Measurement Period, the number of Shares comprising the Target Share Award with respect to each such Executive, and whether the Shares (i) will be transferred to the Executive only after the conclusion of the Measurement Period and to the extent the Target is achieved, or (ii) will be transferred to the Executive at the commencement of the Measurement Period, subject to forfeiture to the extent that the Target is not achieved. No member of the Board who is not also an employee of the Company shall be eligible to participate in the Plan.

         (b) The Target for a Measurement Period and the length of the Measurement Period shall reflect such performance goals as the Committee, in its discretion, shall determine to be appropriate to accomplish the purposes of this Plan as set forth in Section 1.1 above. Performance goals may vary among Measurement Periods and among Executives with respect to any single Measurement Period, and shall be based on such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, specified levels of earnings per share, return on investment, return on stockholders' equity, or sales increases. Similarly, the Committee shall determine whether and the extent to which the Shares available under any Executive's Target Share Award shall be earned to the extent that the Target is not achieved in full, or whether and the extent to which additional Shares shall be transferred to the Executive to the extent that the Target is exceeded.

         (c) Absent express terms of any Target Share Award to the contrary, in the event of a Change of Control that occurs prior to the ending date of the Measurement Period prescribed by the Committee with respect to a Target Share
Award, the Committee, as it shall determine in its discretion, may (i) accelerate the vesting of all or any portion of the Target Share Award, (ii) eliminate or modify the Target with respect to the Target Share Award, or (iii) any combination of the foregoing.

         (d) Each Target Share Award shall be evidenced by an agreement or other writing in such form as the Committee shall prescribe.

         3.2 Satisfaction of Target Share Award Conditions. As soon as practicable following the close of a Measurement Period (including a Measurement Period that closes as a result of a Change of Control), the Committee shall determine the extent to which the applicable Target has been achieved or exceeded and, as a consequence thereof, the number of Shares to be distributed to each Executive selected to participate for such Measurement Period, or the number of previously-distributed Shares to be forfeited, as the case may be.

         3.3 Forfeiture of Target Share Awards. An Executive shall forfeit his Target Share Award for each Measurement Period for which he has been selected to participate if his employment with the Company is terminated during the Measurement Period for any reason other than the following:

         (i) on account of retirement after attaining the normal retirement age under the Company's tax-qualified pension plan, or such plan's early retirement age with the permission of the Board;

         (ii) on account of disability under the Company's long-term disability program; or

         (iii) death.

Absent express terms of any Target Share Award to the contrary, the Committee shall, in its sole discretion, determine whether and the extent to which the Executive (or his Beneficiary) shall have any rights in or to the Target Share Award if the Executive's employment is terminated during the Measurement Period under any of the circumstances described in clauses (i), (ii) or (iii) above.

         3.4 Payment of Target Share Awards. This Section 3.4 shall apply if the transfer of Shares upon achievement of the Target with respect to any Target Share Award is to be deferred until the close of the Measurement Period with respect to the Target Share Award. As soon as practicable following the determination of the number of Shares to be distributed to each Executive pursuant to Section 3.2 above, the Company shall provide written notice to each such Executive of the number of Shares to be distributed to him with respect to such Measurement Period, and the date of distribution with respect to such Shares, which date shall be no less than 10 days and no more than 20 days following the date of delivery of such notice. Except as provided in Section 3.6 below, on such distribution date, the Company shall transfer stock certificates to each such Executive for the number of Shares so determined.

         3.5 Vesting of Stock Awards. This Section 3.5 shall apply if Shares are transferred to an Executive pursuant to a Target Share Award prior to achievement of the Target, subject to forfeiture of all or a portion of such Shares to the extent that the Target is not achieved in full. Upon transfer, the Executive shall be a shareholder with respect to such Shares and have all the rights of a shareholder with respect thereto, including the right to vote the Shares and receive dividends and all other distributions paid with respect to the Shares, provided that in no event shall such Shares be transferable by the Executive to any person without the express written consent of the Committee, and in any event such Shares shall remain subject to the restrictions set forth in the underlying Target Share Award. Stock certificates representing such Shares shall be imprinted with a legend to reflect such restrictions, and in aid thereof the Executive shall deposit such Shares with a stock power or other instrument of transfer, appropriately endorsed in blank, with the Company.

         3.6 Tax Withholding. (a) The Company will require as a condition of the transfer of Shares pursuant to Section 3.4 above, that the Executive deliver payment to the Company of an amount of money sufficient to satisfy all federal, state and local tax withholding obligations with respect to such Shares. Absent an election pursuant to subsection (b) below, such withholding obligations shall be satisfied by the Company's retention of that number of Shares which have become vested and earned under any Target Share Award having an aggregate value, when added to the amount of any money which can be withheld from other amounts, if any, paid to the Executive at the same time as such transfer, equal to the total amount of taxes required to be withheld.

         (b) At any time after the close of a Measurement Period but prior to the close of regular trading hours on the New York Stock Exchange on the date the Company notifies the Executive of the extent to which Shares have been vested and earned under the applicable Target Share Award, the Executive may make an election, by delivering written notice thereof to the Company's Chief Financial Officer, to receive the total number of Shares transferable under
Section 3.4 above and to make a cash payment to the Company in the amount of such withholding taxes. In that event, the Executive shall deliver sufficient funds to the Company by the close of the third business day following the date the Company gave notice to the Executive of the number of Shares vested and earned, and the issuance of the stock certificates shall be deferred pending delivery of such funds. If, notwithstanding his election, the Executive does not deliver sufficient funds to the Company by end of the third business day following such date, his election shall be deemed to be revoked and the Company shall satisfy its withholding obligations in accordance with subsection (a) above. An Executive shall not be permitted to make an election under this subsection (b) if the sale of any Shares by the Executive at any time within six months after the Share distribution date with respect to a Measurement Period could subject him to a lawsuit and liability under Section 16(b) of the Exchange Act.

         (c) The Company shall require as a condition of the transfer of Shares pursuant to Section 3.5 above, that the Executive shall pay to the Company an amount sufficient to satisfy all federal, state and local tax withholding obligations with respect to such Shares as such obligations accrue. In the event that the Executive has provided to the Company written notice that he intends to make an election under Section 83(b) of the Code to include the value of the Shares in his gross income for the taxable year of the transfer notwithstanding the restrictions set forth in the Target Share Award, the Executive shall deliver to the Company by the close of the third business day following the date of transfer sufficient funds to satisfy such tax withholding obligations. If, notwithstanding his election, the Executive does not deliver sufficient funds to the Company by such deadline, the Executive Shares shall forfeit such Shares immediately and shall not be eligible to participate in the Plan with respect to the applicable Measurement Period. In the absence of an election under Section 83(b) of the Code with respect to the Shares, the Company's withholding obligations shall be satisfied at the time such obligations accrue in the manner set forth in Section 3.6(a) above, absent an election by the Executive pursuant to Section 3.6(b) above.

                                   ARTICLE IV


         4.1 Plan Amendment. The Board, from time to time, in its discretion, may amend or supplement any provision of this Plan, in whole or in part, except as otherwise provided in this Article IV. Any such amendment will be effective as of the date specified therein and will be binding upon the Committee, all Executives and Beneficiaries, and all other persons claiming an interest under the Plan. Notwithstanding the above, (i) no amendment shall be made to modify the requirements for eligibility for a participation in the Plan or to increase materially either the benefits accruing to Participants under the Plan or the number of Shares which may be issued under the Plan unless approved by shareholders of the Company, and (ii) no amendment shall adversely affect the rights of Participants under the Plan with respect to outstanding awards, except to the extent required by law.

         4.2 Plan Termination. The Plan will terminate on December 31, 2010. Notwithstanding the foregoing, the Board reserves the right and, in its discretion, may elect to terminate this Plan as of any date prior to the expiration of the term of the Plan. Target Share Awards outstanding as of the termination date of the Plan will not be affected by termination of the Plan, unless the Board, in connection with such termination, elects to treat the Measurement Period with respect to each such Target Share Award as having closed and to distribute the maximum number of Shares distributable pursuant to such Target Share Awards to Executives as of such termination date.

                                    ARTICLE V


         5.1 The Committee. The Committee will administer the Plan.

         5.2 Powers of the Committee. In carrying out its duties with respect to the general administration of the Plan, the Committee will have, in addition to any other powers conferred by the Plan or by law, the following powers:

         (a) to maintain all records necessary for the administration of the Plan;

         (b) to prescribe, amend, and rescind rules, guidelines and regulations for the administration of the Plan to the extent not inconsistent with the terms thereof;

         (c)  to  appoint  such  individuals  and   subcommittees  as  it  deems
appropriate for the conduct of its affairs, in carrying out its duties under the Plan and the administration of the Plan;

         (d) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan;

         (e) to interpret the Plan, any guidelines, rules or regulations adopted with respect to the Plan, or any agreement entered into with respect to a Target Share Award, and to determine whether and to what extent a Target has been achieved;

         (f) to make such other determinations and establish and change, from time to time, such other procedures as it deems necessary or advisable for the administration of the Plan; and

         (g) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Board.

         5.3 Determinations by the Committee. The Committee will interpret and construe the Plan, and its interpretations and determinations will be conclusive and binding on all Executives, Beneficiaries and any other persons claiming an interest under the Plan. The Committee's interpretations and determinations under the Plan need not be uniform, may be revised from time to time and may be made by it selectively among Executives, Beneficiaries and any other persons whether or not they are similarly situated.

         5.4 Indemnification of the Committee. The Company will indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own recklessness, willful misconduct or failure to act in good faith. Expenses and liabilities against which a member of the Committee is indemnified hereunder will include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof. This right of indemnification will be in addition to any other rights to which any member of the Committee may be entitled. The Company, at its own expense, may settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interest of the Company.

         5.5 Expenses of the Committee. The Company will pay all reasonable expenses of the Committee.

                                   ARTICLE VI


         6.1 Headings. The headings of Articles, Sections and paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text will control.

         6.2 Gender. Unless the context clearly requires a different meaning, all pronouns will refer indifferently to persons of any gender.

         6.3 Singular and Plural. Unless the context clearly requires a different meaning, singular terms will also include the plural and vice versa.

         6.4 Governing Law. Except to the extent preempted by federal law, the construction and operation of the Plan will be governed by the laws of the Commonwealth of Pennsylvania without regard to the choice of law principles of such Commonwealth.

         6.5 Severability. If any provision of this Plan is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions will remain in full force and effect and will be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

         6.6 No Rights of Shareholder. Neither an Executive nor his Beneficiary will be, or will have any of the rights and privileges of, a shareholder with respect to any Shares at any time prior to the issuance of the stock certificate, in accordance with Article III of the Plan.

         6.7 No Right to Continued Employment. Nothing contained in the Plan will be deemed to give any person the right to be retained in the employ of the Company or any affiliate thereof, or to interfere with the right of the Company and any affiliate to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Plan.

         6.8 Notices. Unless otherwise specified in an agreement evidencing a Target Share Award, any notice to be provided under the Plan to the Committee will be mailed (by certified mail, postage prepaid) or delivered to the Committee in care of the Company at its executive offices, and any notice to an Executive or his Beneficiary will be mailed (by certified mail, postage prepaid) or delivered to that person at the current address shown on the records of the Company, or at such address as the Executive or his Beneficiary will provide to the Committee in accordance with this Section 6.8. No notice will be binding on the Committee until received by the Committee, and no notice will be binding on an Executive or his Beneficiary until delivered in person to such person or the third business following the day notice is mailed.